                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     CARACO PHARMACEUTICAL LABORATORIES LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                            1150 ELIJAH MCCOY DRIVE
                            DETROIT, MICHIGAN 48202

                                                                  APRIL 27, 2000

Dear Shareholder,

     We invite you to attend our 2000 Annual Meeting of Shareholders at 10:00 a.m., Eastern Daylight Savings Time, on June 8, 2000 at The Hotel St. Regis, 3071 W. Grand Blvd., Detroit, Michigan.

     The annual report, which is enclosed, summarizes Caraco's major developments during 1999 and includes the 1999 financials.

     Whether or not you plan to attend the meeting, please complete and mail the enclosed proxy card promptly so that your shares will be voted as you desire. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICES ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD.

                                          Sincerely,

                                          /s/ Dilip Shanghvi

                                          Dilip Shanghvi
                                          Chairman of the
                                          Board of Directors

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 8, 2000

Date:   June 8, 2000

Time:  10:00 a.m., Eastern Daylight Savings Time

Place:  The Hotel St. Regis
       Detroit, Michigan 48202

     We invite you to attend the Caraco Pharmaceutical Laboratories, Ltd. Annual Meeting of Shareholders to:

          1. Elect two directors for three-year terms expiring in 2003 or upon the election and qualification of their successors.

          2. Transact any other business that is properly submitted before the annual meeting or any adjournments of the meeting.

     The record date for the meeting is April 10, 2000 (the "Record Date"). Only shareholders of record at the close of business on that date can vote at the annual meeting. Caraco is mailing this Notice of Annual Meeting to those shareholders.

     A proxy statement, proxy card and an annual report are enclosed with this Notice. Whether or not you plan to attend the meeting and whether you own a few or many shares of stock, the board of directors urges you to vote promptly. You may vote by signing, dating and returning the enclosed proxy card.

     A list of shareholders who can vote at the annual meeting will be available for inspection by shareholders at the meeting and for ten days prior to the meeting during regular business hours at the offices of Caraco, 1150 Elijah McCoy Drive, Detroit, MI 48202.

                                          By Order of the board of directors,

                                          /s/ Dilip Shanghvi

                                          Dilip Shanghvi
                                          Chairman of the
                                          Board of Directors

April 27, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Questions and answers.......................................     1
Proposal: Election of Board of Directors....................     3
Information about nominees and incumbent directors..........     3
Committees and meetings of directors........................     5
Compensation of directors...................................     5
Security ownership of certain beneficial owners.............     6
Security ownership of management and directors..............     7
Section 16(a) beneficial ownership reporting compliance.....     8
Transactions of directors and executive officers with
  Caraco....................................................     8
Executive officers..........................................     9
Compensation of executive officers..........................     9
Employment Agreements.......................................    10
Relationships with independent auditors.....................    11

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                            1150 ELIJAH MCCOY DRIVE
                            DETROIT, MICHIGAN 48202
                              2000 PROXY STATEMENT
                             QUESTIONS AND ANSWERS

 1.  Q:  WHAT IS A PROXY?

     A: A proxy is a document, also referred to as a proxy card (which is enclosed), by which you authorize someone else to vote for you in the way that you want to vote. Caraco's board of directors is soliciting this proxy. You may also abstain from voting.

 2.  Q:  WHAT IS A PROXY STATEMENT?

     A: A proxy statement is the document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote on the proxy card.

 3.  Q:  WHO CAN VOTE?

     A: Only holders of Caraco's common stock at the close of business on April 10, 2000, the Record Date, can vote at the annual meeting. Each shareholder of record has one vote for each share of common stock on each matter presented for a vote at the meeting.

 4.  Q:  WHAT WILL I VOTE ON AT THE MEETING?

     A:  At the annual meeting, shareholders will vote to:

        (1) elect two directors for three-year terms expiring in 2003 or upon the election and qualification of their successors;

        (2) transact any other business that is properly submitted before the annual meeting or any adjournments of the meeting.

 5.  Q:  HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSAL?

     A:  The board of directors recommends a vote FOR the proposal.

 6.  Q:  HOW CAN I VOTE?

     A: You can vote in person or by proxy. To vote by proxy, sign, date and return the enclosed proxy card. If you return your signed proxy card to American Stock Transfer before the annual meeting, the persons named as proxies on the card will vote your shares as you directed. You may revoke a proxy at any time before the proxy is exercised by:

        (1) giving written notice of revocation to the Assistant Corporate Secretary of Caraco at 1150 Elijah McCoy Drive, Detroit, MI 48202;

        (2)  submitting another proxy that is properly signed and later dated;

        (3) voting in person at the meeting (but only if the shares are registered in Caraco's records in the name of the shareholder and not in the name of a broker, dealer, bank or other third party);

 7.  Q:  IS MY VOTE CONFIDENTIAL?

     A: Yes, your vote is confidential. Only the inspectors of election and certain employees associated with processing proxy cards and counting the vote have access to your vote. All comments you direct to management (whether written on the proxy card or elsewhere) will remain confidential unless you ask that your name be disclosed.

 8.  Q:  WHAT IS A QUORUM?

     A: There were 19,984,618 shares of Caraco's common stock outstanding on the Record Date. A majority of the outstanding shares, or 9,992,310 shares, present or represented by proxy, constitutes a quorum. For purposes of a quorum, abstentions and broker non-votes are included. A broker non-vote is a proxy a broker submits that does not indicate a vote for some or all the proposals because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on those proposals. A quorum must exist to conduct business at the annual meeting.

 9.  Q:  HOW DOES VOTING WORK?

     A: If a quorum exists, each director must receive the favorable vote of a majority of the shares voted, excluding broker non-votes.

        Caraco will vote properly executed proxies it receives prior to the meeting in the way you direct. IF YOU SIGN THE PROXY CARD BUT DO NOT SPECIFY INSTRUCTIONS, THE SHARES REPRESENTED BY PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS. No other matters are currently scheduled to be presented at the meeting.

        An independent third party acts as the inspector of the meeting and the tabulator of votes.

10.  Q:  WHO PAYS FOR THE COSTS OF THE MEETING?

     A: Caraco pays the cost of preparing and printing the proxy statement and soliciting proxies. Caraco will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone. Caraco will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of Caraco's common stock.

11.  Q:  WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING DUE?

     A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to the Corporate Secretary, Caraco Pharmaceutical Laboratories, 1150 Elijah McCoy Drive, Detroit, Michigan 48202, by December 28, 2000.

        Additionally, under Caraco's bylaws, shareholders of Caraco must provide advance notice to Caraco if they wish to nominate persons for election as directors or propose items of business at an annual meeting of Caraco's shareholders. The shareholder must deliver this notice not earlier than the close of business of the 90th day nor later than the close of business on the 120th day prior to the first anniversary of the immediately preceding year's annual meeting of shareholders.

                       PROPOSAL ON WHICH YOU ARE VOTING:

ELECTION OF BOARD OF DIRECTORS.

     Caraco's board of directors is divided into three classes with each class of directors elected to a three-year term of office. At each annual meeting of shareholders, shareholders elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting. This year you are voting on two candidate directors. Based on the recommendation of the board of directors, the following individuals, each of whom is a current director, are recommended for re-election: Jay F. Joliat and Dilip S. Shanghvi. Each of the nominees has consented to his nomination and has agreed to serve as a director of Caraco if elected.

     If any director is unable to stand for re-election, Caraco may vote the shares to elect any substitute nominee recommended by the board of directors. If the board of directors does not recommend any substitute nominees, the number of directors to be elected at the annual meeting may be reduced by the number of nominees who are unable to serve.

     Caraco's board of directors recommends a vote FOR these directors.

                 NOMINEES FOR DIRECTORS -- TERMS EXPIRING 2003

                                        PRINCIPAL OCCUPATION AND BUSINESS
                                          EXPERIENCE DURING PAST 5 YEARS               DIRECTOR
      NOMINEES         AGE                   AND OTHER DIRECTORSHIPS                    SINCE
      --------         ---   --------------------------------------------------------  --------
Jay F. Joliat........  43    For more than the past five years, Mr. Joliat has served    1995
                             as President, Chief Executive Officer and Chairman of
                             the board of directors of Joliat & Company, a private
                             investment company involved in general securities
                             management, venture capital, real estate and business
                             consulting. Mr. Joliat is also Chairman of the Board,
                             Chief Executive Officer and Treasurer of a 14-unit
                             restaurant operation called Sign of the Beefcarver
                             Restaurants, Inc. (See "Transactions of Directors and
                             Executive Officers with Caraco.")
Dilip S. Shanghvi....  44    Chairman of the board of directors of Caraco since 1997.    1997
                             Mr. Shanghvi is the co-founder of Sun Pharmaceutical
                             Industries Ltd., a speciality pharmaceutical company
                             organized under the laws of the Commonwealth of India
                             ("Sun Pharma") and its Managing Director since 1992,
                             responsible for marketing, research and development and
                             human resource development.

                   INCUMBENT DIRECTORS -- TERMS EXPIRING 2002

                                          PRINCIPAL OCCUPATION AND BUSINESS
                                           EXPERIENCE DURING PAST 5 YEARS               DIRECTOR
       NOMINEES          AGE                   AND OTHER DIRECTORSHIPS                   SINCE
       --------          ---   -------------------------------------------------------  --------
David W. Adamany.......  63    Served as President of Wayne State University from 1982      1994
                               until 1997. Dr. Adamany is President Emeritus and
                               Distinguished Professor of Law and Political Science at
                               Wayne State University. He is presently serving as
                               interim Chief Executive officer of the Detroit Public
                               Schools.
David A. Hagelstein....  58    Engaged in the management of his personal real estate        1995
                               and business investments for the past thirty years. Mr.
                               Hagelstein is a consultant to several companies in the
                               pharmaceutical and medical fields. (See "Transactions
                               of Directors and Executive Officers with Caraco.")
Sailesh T. Desai.......  45    Since 1998, a full time director of Sun Pharma,              2000
                               responsible for domestic marketing of pharmaceutical
                               formulations. From 1993 to 1998, Mr. Desai was the
                               principal shareholder and Managing Director of Milmet
                               Ophthalmic Industries, a manufacturer and marketer of
                               ophthalmic solutions which was organized under the laws
                               of the Commonwealth of India and merged into Sun Pharma
                               in 1998.

                   INCUMBENT DIRECTORS -- TERMS EXPIRING 2001

                                           PRINCIPAL OCCUPATION AND BUSINESS
                                             EXPERIENCE DURING PAST 5 YEARS              DIRECTOR
          NAME             AGE                  AND OTHER DIRECTORSHIPS                   SINCE
          ----             ---   ------------------------------------------------------  --------
Narendra N. Borkar.......  59    Chief Executive Officer of Caraco (since August 1997).    1997
                                 Mr. Borkar has been a director of Sun Pharma since
                                 1997. From 1992 until 1997, Mr. Borkar was the head of
                                 the pharmaceutical business in India of Ciba Geigy,
                                 now Novartis, a Swiss corporation, responsible for the
                                 overall performance of the business unit including
                                 marketing, finance, technical, medical and
                                 development. (See "Transactions of Directors and
                                 Executive Officers with Caraco.")
Phyllis Harrison-Ross....  63    Has served more than 25 years in the community mental     1996
                                 health profession. Dr. Harrison-Ross presents a
                                 remarkably diverse career as a hospital administrator,
                                 researcher, academician, public health consultant,
                                 forensic psychiatrist and public educator. Dr.
                                 Harrison-Ross trained as an adult and child
                                 psychiatrist as well as a pediatrician, and continues
                                 to lend her administrative and clinical talents to
                                 serving the diverse, hard-to reach and underserved
                                 population of New York.
Sudhir Valia.............  43    Has worked for Sun Pharma as a full time director         1997
                                 responsible for finance, commercial, operations,
                                 projects and quality control. For more than the past
                                 five years, Mr. Valia has been a chartered accountant
                                 in private practice.

                      COMMITTEES AND MEETINGS OF DIRECTORS

     The Board of Directors has four committees, as set forth in the following chart.

                           CURRENT MEMBERSHIP ROSTER

                          NAME                             EXECUTIVE   COMPENSATION   AUDIT   FINANCE
                          ----                             ---------   ------------   -----   -------
David W. Adamany.........................................                   X           *
Narendra N. Borkar.......................................      *                                 X
Sailesh T. Desai.........................................
David A. Hagelstein......................................      X            *
Phyllis Harrison-Ross....................................                               X
Jay F. Joliat............................................      X                        X        *
Dilip Shanghvi...........................................      X            X
Sudhir Valia.............................................                                        X

-------------------------
* Chairman

     EXECUTIVE COMMITTEE. This committee met one time during 1999. It exercises, in the intervals between the meetings of the board of directors, the powers of the board of directors, subject to the Michigan Business Corporation Act, as it relates to the management of the business and affairs of Caraco.

     COMPENSATION COMMITTEE. This committee did not meet in 1999, but took action through unanimous written consent. It makes recommendations to the board of directors relating to the overall compensation arrangements for officers and staff of Caraco. It also interprets Caraco's 1993 Stock Option Plan, as amended, the 1999 Equity Participation Plan, and such other executive and employee stock options as may, from time to time, be designated by the board of directors. In doing so, it has the authority to designate officers, directors or key employees eligible to participate, to prescribe the terms of any award of stock options, and to make all other determinations in administering Caraco's Plans.

     AUDIT COMMITTEE. This committee did not meet in 1999, however, individual members of the Committee discussed matters periodically with the auditors. It recommends to the board of directors a firm of certified public accountants to conduct audits of the accounts and affairs of Caraco, reviews accounting objectives and procedures of Caraco and the findings and reports of the independent certified public accountants, and makes such reports and recommendations to the board of directors as it deems appropriate.

     FINANCE COMMITTEE. This committee did not meet in 1999. It reviews Caraco's financial structure, and makes recommendations to the board of directors on financial, short and long term investments and business planning matters.

                           COMPENSATION OF DIRECTORS

     Directors who are employees of Caraco or Sun Pharma and Sun Pharma's affiliates do not receive additional compensation for their service on the board of directors and its committees. Each non-employee director of Caraco receives 100 shares of common stock of Caraco for each board of directors or committee meeting in which he or she participates. Non-employee directors are also reimbursed for out-of-pocket expenses incurred in connection with attending board and committee meetings. In addition, non-employee directors may also be awarded options for their service on the board of directors. No director received an option for his or her services on the board of directors during 1999 (however, see "Transactions of Directors and Executive Officers with Caraco" for disclosure of options granted to certain U.S. non-employee directors).

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The SEC requires that Caraco provide information about any shareholder who beneficially owns more than 5% of Caraco's common stock. The following table provides the required information, as of April 10, 2000, about the shareholders (who are not officers or directors) known to Caraco to be the beneficial owner of more than 5% of Caraco's common stock. Caraco relied solely on information furnished by its transfer agent to provide this information.

         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP AS OF APRIL 10, 2000

                    NAME AND ADDRESS OF                       AMOUNT AND NATURE OF   PERCENT
                      BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP   OF CLASS
                    -------------------                       --------------------   --------
Cede & Co. .................................................       2,817,393           14.1
P.O. Box 20
Bowling Green Station
New York, NY 10271

Sun Pharmaceutical Industries, Ltd. ........................       9,017,323(1)        45.1
Synergy House, Subhanpura
Baroda 390-007 India

C. Arnold Curry.............................................       1,384,447(2)         6.9
TTEE Clevius Arnold Curry Living Trust
17815 Hamilton Road
Detroit, MI 48203

-------------------------
(1) Includes 725,333 shares owned by Sun Pharma Advanced Research Centre Pvt. and 1,722,657 shares owned by Sun Pharma Global Inc., affiliates of Sun Pharma. (See footnotes 3 and 9 "Security Ownership of Management and Directors").

(2) Excludes 484,615 shares of common stock owned by his wife, Cara J. Curry, as to which he disclaims beneficial ownership.

                 SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

     The following table contains information, as of April 10, 2000, about the number of shares of Caraco's common stock beneficially owned by incumbent directors, nominees and the executive officers named in the Summary Compensation Table presented in this Proxy Statement and by all incumbent directors, nominees and executive officers as a group. The number of shares of common stock beneficially owned by each individual includes shares of common stock over which the person shares voting power or investment power and also any shares of common stock which the individual can acquire by June 10, 2000, through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse) with respect to the shares of common stock listed in the table.

                                                              AMOUNT AND NATURE OF   PERCENTAGE
                  NAME OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP   OF CLASS*
                  ------------------------                    --------------------   ----------
David W. Adamany(8).........................................         17,900(1)             *
Narendra N. Borkar(8).......................................        120,000(2)(3)          *
Sailesh T. Desai(10)........................................              0(3)             *
David A. Hagelstein(8)(9)...................................      2,224,749(4)          10.8
Phyllis Harrison-Ross(8)....................................          5,500(5)             *
Jay F. Joliat(8)(9).........................................      3,524,334(6)          16.5
Dilip S. Shanghvi(10).......................................               (3)             *
Sudhir Valia(10)............................................               (3)             *
Robert Kurkiewicz(8)........................................         67,906(7)             *
All executive officers and directors as a group (10
  persons)..................................................      5,960,389(3)          27.1

-------------------------
   * Less than 1.0% of the outstanding shares

  (1) Includes stock options that are currently exercisable to purchase 6,000 shares of common stock.

  (2) Includes stock options that are currently exercisable to purchase 70,000 shares of common stock.

  (3) Excludes 9,017,323 shares of common stock owned by Sun Pharma and its affiliates. (See "Transactions of Directors and Executive Officers with Caraco.") Messrs. Borkar, Desai, Shanghvi and Valia are directors of Sun Pharma, and, therefore, may be deemed to share investment control over the shares of common stock held by Sun Pharma and its affiliates. Each of Messrs. Borkar, Desai, Shanghvi and Valia disclaims beneficial ownership of the shares of common stock owned by Sun Pharma and its affiliates.

  (4) The shares are held in trust (the "Hagelstein Trust"). Includes stock options that are currently exercisable to purchase 578,958 shares of common stock. (See "Transactions of Directors and Executive Officers with Caraco.")

  (5) Includes stock options that are currently exercisable to purchase 3,600 shares of common stock.

  (6) The majority of shares are held in trust (the "Joliat Trust"). Includes 285,714 Series A Preferred Stock convertible to Common Stock; and stock options that are currently exercisable to purchase 1,031,466 shares of common stock. (See "Transactions of Directors and Executive Officers with Caraco.")

  (7) Includes stock options that are currently exercisable to purchase 27,771 shares of common stock.

  (8) The mailing address of each of these holders is 1150 Elijah McCoy Drive, Detroit, Michigan 48202.

  (9) The Joliat Trust, the Hagelstein Trust and Sun Pharma have entered into a Voting Agreement dated August 1997 pursuant to which, among other things, Sun Pharma may designate a majority of the directors of the board of directors of the Company and the Joliat Trust and the Hagelstein Trust may each designate one director. The Voting Agreement also provides that the Executive Committee shall consist of three directors, two selected by Sun Pharma and one selected by the Joliat Trust and the

      Hagelstein Trust. In addition, the Joliat Trust and the Hagelstein Trust have also agreed that they will respectively vote their shares in accordance with Sun Pharma's directions with respect to any matter relating to the investment, merger, alliance, share dilution, appointment of key executives, major restructuring or reorganizing, bank borrowing, funding or giving credit. If Sun Pharma sells within a period of four years shares of Caraco Common Stock so that Sun Pharma's ownership falls below 30% of the then outstanding shares of Caraco or Sun Pharma defaults in its payment for the Caraco Common Stock, then the board of directors will be reconstituted in accordance with the proportionate share holdings of each of the parties to the Voting Agreement and the Executive Committee shall be reconstituted so that it consists of one director selected by Sun Pharma and two directors selected by the Joliat Trust and the Hagelstein Trust. In the event that Sun Pharma owns 10% or less of the outstanding shares of Caraco, the Voting Agreement shall terminate. In addition, the Voting Agreement shall terminate after the fourth anniversary thereof. The Joliat Trust and the Hagelstein Trust have also agreed not to dispose of their shares for a period of four years without the consent of Sun Pharma, and thereafter for a period of three years, to give Sun Pharma a right of first refusal on the sale of their respective shares. The restriction on disposition of their respective shares for the four-year period terminates in the event of (i) any sale of shares by Sun Pharma to anyone other than an affiliate; (ii) approval by the board of directors of Caraco of a merger, consolidation, or sale of substantially all of the assets of Caraco to another entity; or (iii) a tender offer for the shares.

 (10) The mailing address of Sun Pharma, S. Desai, D. Shanghvi and S. Valia is Synergy House Subhanpura, Gorwa Road, Baroda, 390-007, India.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that Caraco's directors, executive officers and persons who own more than ten percent of a registered class of Caraco's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC not later than specified deadlines. Sun Pharma, Dilip Shanghvi and David W. Adamany each filed a late report with respect to transactions which occurred during 1999.

          TRANSACTIONS OF DIRECTORS AND EXECUTIVE OFFICERS WITH CARACO

     The following discloses transactions between Caraco and several of the incumbent directors, director nominees and executive officers of Caraco during 1999.

     During 1999, Caraco issued to Sun Pharma and its affiliates 3,609,333 shares of its common stock for six ANDAs and two DESI products. Sun Pharma and its affiliates have also earned the right to receive 17,333 common shares, which will be issued in 2000.

     During 1999, Sun Pharma lent Caraco $5.3 million as a secured loan at an annual interest rate of 10% which matures, no later than October 5, 2003. In December and part of 2000, Sun Pharma made an additional $2.0 million secured loan to Caraco at an annual interest rate of 10% which matures no later than December 2001.

     On January 20, 1999, the board of directors granted David A. Hagelstein non-qualified stock options for 250,000 and 100,000 shares of Caraco's common stock at an exercise price of $1.50 and $.88 per share, respectively. Both options are currently exercisable and may be exercised until January 20, 2005.

     On January 20, 1999 and on June 2, 1999, the board of directors granted Jay
F. Joliat non-qualified stock options for 100,000 and 150,000 shares of Caraco's common stock, at an exercise price of $1.50 per share. Both options are currently exercisable and may be exercised until January 20, 2005.

     On June 2, 1999, the board of directors granted to Narendra N. Borkar a non-qualified stock option for 200,000 shares of Caraco's common stock at an exercise price of $1.15 per share.

     On April 1, 2000, Messrs. Hagelstein and Joliat received 416,000 and 960,000 shares of common stock, respectively, in lieu of principal and interest on their outstanding respective promissory notes, based on a value of $1.00 per share.

                               EXECUTIVE OFFICERS

     The following table provides information about Caraco's executive officers who are not directors.

                                                                                            EXECUTIVE
                                                                                             OFFICER
          NAME            AGE                FIVE-YEAR BUSINESS EXPERIENCE                    SINCE
          ----            ---                -----------------------------                  ---------
Robert Kurkiewicz.......  49    Commenced employment with Caraco as its Vice                  1993
                                President -- Quality Assurance in November 1993 and was
                                promoted to Sr. Vice President -- Technical, October
                                1998.

Jayesh Shah.............  44    Commenced employment with Caraco as its Senior Vice           2000
                                President -- Commercial in March 2000. From March 1997
                                to March 1999, Mr. Shah was the General
                                Manager -- Commercial with Gujarat Lyka Organics, a part
                                of Sun Pharma engaged in the business of pharmaceutical
                                bulk active products, responsible for all aspects of its
                                business. From March 1997 to present he is on the board
                                of directors of M.J. Pharmaceuticals Limited, a part of
                                Sun Pharma engaged in the business of pharmaceutical
                                drug manufacturing, responsible for all business
                                activity. From April 1977 to February 1997, Mr. Shah
                                worked as a self employed businessman engaged in various
                                activities.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows, as to the Chief Executive Officer, and as to the one most highly compensated executive officer whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to Caraco during the last three fiscal years:

                                      ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                              -----------------------------------   -----------------------------------
                                                                             AWARDS             PAYOUTS
                                                                                   SECURITIES
                                                                                   UNDERLYING
                                                     OTHER ANNUAL    RESTRICTED     OPTIONS       LTP      ALL OTHER
 NAME AND PRINCIPAL                                  COMPENSATION   STOCK AWARDS      SARS      PAYOUTS   COMPENSATION
      POSITION         YEAR   SALARY($)   BONUS($)        $              $             #           $           $
 ------------------    ----   ---------   --------   ------------   ------------   ----------   -------   ------------
Narendra N.
Borkar(1)............  1999    120,000       0            0            75(2)       200,000(3)      0       4,560(4)
  Chief Executive      1998    120,000       0            0          33,000(5)     150,000(6)      0       4,560(4)
  Officer              1997     45,592       0            0              0             0           0              0

Robert Kurkiewicz....  1999    120,000       0            0            75(2)           0           0       4,560(4)
  Sr. Vice
  President --         1998    120,000       0            0             0(2)       65,000(7)       0              0
  Technical            1997     92,000       0            0              0             0           0              0

-------------------------
(1) Mr. Borkar began his employment with Caraco August 1997.

(2) 100 shares of restricted stock were awarded by the board of directors to all employees during the month of December (with a fair market value of $.75 per share on such date).

(3) A stock option of 200,000 shares was awarded to Mr. Borkar on June 2, 1999. (See "Option Grants in Last Fiscal Year.")

(4) $380.00 per month is given for car allowance.

(5) 50,000 shares of restricted stock was awarded by Caraco on September 22, 1998 (with a fair market value of $.66 per share on such date) as part of Mr. Borkar's employment agreement dated September 22, 1998.

(6) A stock option of 150,000 shares was awarded to Mr. Borkar as part of his employment agreement dated September 22, 1998. (See
    "Executive -- Compensation -- "Employment Agreements".)

(7) A stock option of 65,000 shares was awarded to Mr. Kurkiewicz on June 1, 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on stock options granted in 1999 to the named executive officers:

                                                                    INDIVIDUAL
                                                                      GRANTS
                                                                  --------------
(A)                                       (B)                     (C)              (D)              (E)
                                                                    PERCENT OF
                                                                  TOTAL OPTIONS
                                          NUMBER OF SECURITIES    GRATED TO ALL
                                           UNDERLYING OPTIONS      EMPLOYEES IN    EXERCISE PRICE   EXPIRATION
NAME                                             GRANTED           FISCAL YEAR       PER SHARE         DATE
----                                      --------------------    -------------    --------------   ----------
Narendra N. Borkar......................         200,000               100%            $1.15          6/2/05
Robert Kurkiewicz.......................               0                --                --

-------------------------

              AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTIONS VALUES

     The following table sets forth information for the named executive officers with regard to the aggregate stock options exercised during the year ended December 31, 1999, and the stock options held as of December 31, 1999.

                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                                                               OPTIONS AT FY-END(#)            FY-END($)(1)
                          SHARES ACQUIRED   VALUE REALIZED   -------------------------   -------------------------
NAME                        ON EXERCISE          ($)         EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                      ---------------   --------------   -------------------------   -------------------------
Narendra N. Borkar......         0                0               30,000/320,000                 825/3,300
Robert Kurkiewicz.......         0                0               27,771/39,443                    0/0(2)

-------------------------
(1) Value based on the difference between the closing bid price of the Corporation's Common Stock on December 31, 1999 and the exercise price.

(2) The options held by Mr. Kurkiewicz have exercise prices which are higher than the closing bid price of the Corporation's Common Stock on December 31, 1999.

                             EMPLOYMENT AGREEMENTS

     NARENDRA N. BORKAR, the Chief Executive Officer of Caraco, entered into an employment agreement dated September 22, 1998. The employment agreement provides Mr. Borkar with a salary at the rate of $120,000 annually, a cash bonus in an amount up to 25% of the base salary contingent upon achievement of corporate objectives, a stock bonus of 50,000 shares of Caraco common stock and a stock option of 150,000 shares, at an exercise price of $.66 per share. The option expires on September 22, 2004 and vests over a five-year period.

     The employment agreement is for a term of five years, however, the agreement automatically renews for successive one year periods unless terminated by Caraco or Mr. Borkar upon ninety (90) days notice. In the event Caraco terminates Mr. Borkar without cause, he will receive base salary payments, his bonus and his benefits for six (6) months from the date of termination. In the event of a change in control of ownership of Caraco and a significant change in Mr. Borkar's duties, then Mr. Borkar may terminate and receive a lump sum amount equal to his base salary for six (6) months. Mr. Borkar would also be entitled to immediate vesting of any stock option which would have been exercised at the close of the year during the change in control.

     ROBERT KURKIEWICZ, the senior vice president -- technical, entered into a five-year employment agreement on November 22, 1993 which was amended on January 1, 1999 to extend the term until January 1, 2003. The agreement increases Mr. Kurkiewicz' salary to $120,000 per year and a car allowance of $380.00 per month has been granted. The agreement is renewable for successive one-year terms. In the event that Caraco terminates the agreement without cause, Mr. Kurkiewicz is entitled to receive monthly base salary payments for six (6) months from the date of termination together with premium benefits for such period. In addition, any stock options that would become available for exercise at the end of the year during which such termination occurred shall immediately vest.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors on June 1, 1999 selected Rehmann Robson PC, independent accountants, to audit the financial statements for the year ended December 31, 1999. A representative of Rehmann Robson is expected to be present at the meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

                                          /s/ Narendra Borkar
                                          Narendra N. Borkar
                                          Chief Executive Officer

                                     PROXY
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

     The undersigned shareholder hereby appoints Jennifer Evans and Robert Kurkiewicz, and each of them, with full power of substitution, as true and lawful attorneys and proxies of the undersigned to represent and vote the shares of Common Stock owned by the undersigned in Caraco Pharmaceutical Laboratories, Ltd. at the Annual Meeting of Shareholders to be held on June 8, 2000 at 10:00 a.m., local time, at the Hotel St. Regis, 3071 W. Grand Blvd., Detroit, MI 48202, and at any adjournment thereof, with like effect and as if the undersigned was personally present and voting, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the Notice of Meeting and Proxy Statement furnished herewith (the receipt of which is hereby acknowledged).

     The undersigned hereby revokes any proxy or proxies heretofore given by the undersigned to any person or persons with respect to such Common Shares and ratifies any and all actions taken by the above-named proxies hereunder.

     Set forth on the reverse side are the number of Common Shares held of record by the undersigned as of April 10, 2000. You are asked to vote on the business identified on the reverse.



                  (TO BE SIGNED AND DATED ON THE REVERSE SIDE)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

                                  June 8, 2000





             \/ PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED \/

/X/ Indicate your
    vote by marking
    an (X) in the
    appropriate
    boxes below.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL.

  FOR ALL NOMINEES LISTED    WITHHOLD AUTHORITY
  (except as marked to the   to vote for all nominees
           contrary below)

1. ELECTION OF
   DIRECTORS    / /          / /  NOMINEES: JAY F. JOLIAT
                                            DILIP S. SHANGHVI

                                   (INSTRUCTION: To withhold
                                   authority to vote for any
                                   individual, write the nominee's
                                   name in the space provided below.)
                                   IF YOU DO NOT WITHHOLD AUTHORITY
--------------------------------   TO VOTE FOR THE ELECTION OF ANY
                                   NOMINEE, YOUR PROXIES WILL VOTE
                                   FOR ALL NOMINEES ABOVE.

                                                                             THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS
                                                                             SPECIFIED.  IF NO SPECIFICATION IS MADE, THE SHARES
                                                                             SHALL BE VOTED FOR THE PROPOSAL, AND FOR OR AGAINST ANY
                                                                             OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING
                                                                             OR ANY ADJOURNMENT THEREOF.


                                                                                   PLEASE RETURN THIS PROXY IN THE ENCLOSED ENVELOPE



                                        DATE              , 2000                                            DATE              , 2000
---------------------------------------      -------------        -----------------------------------------      -------------
        SIGNATURE OF SHAREHOLDER                                        SIGNATURE(S) OF JOINT OWNERS(S)
